UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2005

                                  RED HAT, INC.
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                       000-26281               06-1364380
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 (State or Other Juris-             (Commission             (IRS Employer
diction of Incorporation             File Number)        Identification No.)

   1801 Varsity Drive, Raleigh, NC                              27606
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(Address of Principal Executive Offices)                     (Zip Code)

        Registrant's telephone number, including area code: 919-754-3700

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

         On March 31, 2005, Red Hat, Inc. (the "Company") announced its financial results for the fiscal quarter and fiscal year ended February 28, 2005. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information furnished pursuant to Item 2.02 of this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01  Other Events

         On March 31, 2005, the Company announced that its Board of Directors had authorized the expansion of its previously announced common stock repurchase program. Under the expanded program, the Company is authorized to repurchase up to an aggregate of $250 million of the Company's common stock, par value $.0001 per share, and up to $50 million of its 0.5% Convertible Senior Debentures due 2024 from time to time on the open market or in privately negotiated transactions, as applicable. Based on the previously announced common stock repurchase program, as of March 31, 2005, the Company has already repurchased approximately $100 million of the expanded $250 million authorization. The program will expire on earlier of (i) March 31, 2006, or (ii) a determination by the Board of Directors, the Chief Executive Office or Chief Financial Officer to discontinue the program. The full text of the press release issued in connection with the announcement of the repurchase program is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits

                  The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

                  99.1    Press Release Regarding Earnings dated March 31, 2005.

                  The following exhibit relates to Item 8.01:

                  99.2 Press Release Regarding Stock Repurchase dated March 31, 2005.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Red Hat, Inc.

Date:  March 31, 2005                   By:/s/ Charles E. Peters, Jr.
                                              -----------------------
                                              Charles E. Peters, Jr.

                                  EXHIBIT INDEX

Exhibit No.            Description
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99.1                   Press Release Regarding Earnings dated March 31, 2005.

99.2                   Press Release Regarding Stock Repurchase dated
                       March 31, 2005.